Exhibit (vi)

AMENDED AND RESTATED FIDELITY BOND PREMIUM SHARING AGREEMENT

THIS AGREEMENT made as of December 31, 1995, amended and restated as of October 16, 2006, by and among the investment companies (the “Funds”) and affiliates of Eaton Vance Corp. (“EVC”) listed on the attached Schedule A (the “EV Parties”) (collectively, the “Insureds”).

WHEREAS, Eaton Vance Management (“EVM”) and Boston Management and Research (“BMR”) act as investment adviser or administrator of the Funds, and may from time to time hereafter act as investment adviser or administrator of other funds; and Eaton Vance Distributors, Inc. (“EVD”) acts as principal underwriter or placement agent for the Funds, and may from time to time hereafter act as principal underwriter or placement agent for other funds.

WHEREAS, all the parties hereto are named Insureds under an Investment Company Blanket Bond (the “Bond”) issued by one or more insurance companies (the “Insurer”), which may from time to time be amended or replaced.

WHEREAS, the parties desire to establish (i) the criteria by which the annual premium shall be allocated among the parties, (ii) the basis upon which additional investment companies for which EVM or BMR may hereafter act as investment adviser or administrator and additional affiliates of EVC may from time to time be added as named insureds under the Bond and (iii) the criteria by which losses in excess of the face amount of the Bond shall be allocated among the parties.

NOW, THEREFORE, it is agreed as follows:

     1. The aggregate portion of the premium to be paid by the Funds and the EV Parties will be determined annually as follows. The minimum amount of coverage required as of December 31 of the preceding year (the “Mandatory Coverage Amount”) shall be calculated for each Fund and any EV Party for which such coverage is required (the “Mandatory Coverage Parties”). In order to prevent an unfair allocation of premium costs to those investment companies that are structured in Hub and Spoke format, it is essential that the Hub defray substantially all of the premium cost with its Spokes paying only nominal amounts of such cost. The amount of excess coverage will be computed by subtracting the aggregate Mandatory Coverage Amount from the face amount of the Bond. 40% of this excess coverage (the “Non-Mandatory Share”) will be deemed attributable to those EV Parties (the “Non-Mandatory Coverage Parties”), if any, that are not Mandatory Coverage Parties. The remaining 60% of this excess coverage will be deemed attributable to the Mandatory Coverage Parties.

     The amount of the total premium allocated to the Non-Mandatory Coverage Parties will be determined by calculating the percentage of the total Bond coverage that is represented by the Non-Mandatory Share. This percentage will be multiplied by the aggregate amount of the Bond premium to determine the amount of the premium to be allocated to the Non-Mandatory Coverage parties. This amount may be allocated among the Non-Mandatory Coverage Parties as mutually agreed by them.

     2. If the Insurer is willing without additional premium to add as an Insured under the Bond any investment company for which EVM or BMR hereafter is investment adviser or administrator or any affiliate of EVC not listed on Schedule A which qualifies as an insurable party pursuant to Rule 17g-1(b)(3) under the Investment Company Act of 1940, the parties hereto agree (a) that such addition may be made, (b) that such investment company may become a party to this Agreement and be included within the term “Funds”, and (c) that such affiliate may become a party to this Agreement and be included within the term “EV Parties”; provided that notice of such addition is given each Fund not less than ten (10) days before such addition becomes effective and further provided that in each case such investment company or affiliate shall have executed and delivered to the parties to this Agreement its written agreement to become a party hereto and to be bound by the terms of this Agreement. Any Fund objecting to any such addition may withdraw from this Agreement and coverage under the Bond by written notice to all parties insured under the Bond not less than ten (10) days before the withdrawal. The withdrawing Fund shall be entitled to receive and EVM shall pay to the withdrawing Fund an amount equal to the portion of the share of the premium on the Bond borne by the withdrawing Fund which is proportional to the unexpired term of the Bond for which a premium has been paid.

     3. In the event that the claims of loss of two or more Insureds under the Bond are so related that the Insurer is entitled to assert that the claims must be aggregated with the result that the total amount payable on such claims is limited to the face amount of the Bond, the following rules for determining, as among the claimants, the priority of satisfaction of the claims under the Bond shall apply:

A.	All claims of the Funds and of any qualified profit sharing and/or retirement plan of Eaton Vance Management or subsidiaries of EVC (the “Plans”) which have been duly proved and established under the Bond shall be satisfied in full before satisfaction of any claims of any other parties. However, a Fund (a “Spoke”)
which invests substantially all of its assets in another Fund (a “Hub”) is not entitled to recover on the Spoke’s claim to the extent that the Spoke’s actual covered loss is reduced by the satisfaction of the Hub’s claim.

B.	If the claims of the Funds and Plans which have been duly proved and established exceed the face amount of the Bond, the insurance shall be applied to those claims in the following manner:

(i) First, the insurance shall be applied to the claim of each Fund and Plan up to its respective minimum fidelity bond requirement for the year in which the claim arose as determined pursuant to Rule 17g-1(d) under the
Investment Company Act of 1940 with respect to the Funds and pursuant to Section 412 of the Employee Retirement Income Security Act of 1974
(ERISA) and any applicable regulations promulgated thereunder with respect to the Plans; and

(ii) The remaining amount of insurance then shall be applied to the unsatisfied claims of the Funds and Plans in proportion to the amounts of such unsatisfied claims.

C.	If after giving effect to Paragraph A there remains a portion of the insurance under the Bond available for the satisfaction of claims of parties other than the
Funds and Plans which have been duly proved and established under the Bond, such remainder shall be applied as EVM shall determine.

     4. All parties hereto agree that any obligation assumed by a business or common law trust shall be limited to the assets of the trust, and the trustees, shareholders and agents of the trust shall not be liable thereon.

     5. This Amended and Restated Fidelity Bond Premium Sharing Agreement shall become effective as of October 16, 2006.

     IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed by their officers, General Partners, Directors or Trustees hereunto duly authorized all as of the day and year first above written.

EATON VANCE MANAGEMENT (as agent for the Insureds listed on Schedule A) By: /s/ Paul M. O'Neil Name: Paul M. O’Neil Title: Vice President

Schedule A
June 30, 2010

Eaton Vance Non-Funds:
o	Atlanta Capital Management Company, LLC
o	Atlanta Capital, L.P.
o	Eaton Vance Corp.
o	Eaton Vance Acquisitions
o	Eaton Vance Trust Company
o	Eaton Vance Investment Counsel
o	Eaton Vance Management (International) Ltd.
o	Eaton Vance Management
o	Boston Management and Research
o	Eaton Vance, Inc.
o	Eaton Vance Distributors, Inc.
o	Parametric Portfolio Associates, LLC
o	Parametric Portfolio, L.P.
o	Eaton Vance Advisers (Ireland) Limited
o	Eaton Vance CDO Corp.
o	Parametric Risk Advisors, LLC
o	Fox Asset Management LLC
o	Eaton Vance Real Estate Management
o	Eaton Vance Consolidated Health & Welfare Benefit Plan
o	Eaton Vance Corp. Deferred Compensation Plan
o	Eaton Vance Management Education Assistance Plan
o	Eaton Vance Management Master Trust for Retirement Plans
o	Eaton Vance Management Profit Sharing Retirement Plan
o	Eaton Vance Management Savings Plan

Eaton Vance Growth Trust, a series fund consisting of:
o	Eaton Vance Asian Small Companies Fund
o	Eaton Vance-Atlanta Capital Focused Growth Fund
o	Eaton Vance-Atlanta Capital SMID-Cap Fund
o	Eaton Vance Global Growth Fund
o	Eaton Vance Greater China Growth Fund
o	Eaton Vance Multi-Cap Growth Fund
o	Eaton Vance Worldwide Health Sciences Fund

Eaton Vance Investment Trust, a series fund consisting of:
o	AMT-Free Limited Maturity Municipal Income Fund
o	Eaton Vance California Limited Maturity Municipal Income Fund
o	Eaton Vance Massachusetts Limited Maturity Municipal Income Fund
o	Eaton Vance National Limited Maturity Municipal Income Fund
o	Eaton Vance New Jersey Limited Maturity Municipal Income Fund
o	Eaton Vance New York Limited Maturity Municipal Income Fund
o	Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund

Eaton Vance Municipals Trust, a series fund consisting of:
o	Eaton Vance Alabama Municipal Income Fund
o	Eaton Vance Arizona Municipal Income Fund
o	Eaton Vance Arkansas Municipal Income Fund
o	Eaton Vance California Municipal Income Fund
o	Eaton Vance Colorado Municipal Income Fund

o	Eaton Vance Connecticut Municipal Income Fund
o	Eaton Vance Georgia Municipal Income Fund
o	Eaton Vance Kentucky Municipal Income Fund
o	Eaton Vance Louisiana Municipal Income Fund
o	Eaton Vance Maryland Municipal Income Fund
o	Eaton Vance Massachusetts Municipal Income Fund
o	Eaton Vance Michigan Municipal Income Fund
o	Eaton Vance Minnesota Municipal Income Fund
o	Eaton Vance Missouri Municipal Income Fund
o	Eaton Vance National Municipal Income Fund
o	Eaton Vance New Jersey Municipal Income Fund
o	Eaton Vance New York Municipal Income Fund
o	Eaton Vance North Carolina Municipal Income Fund
o	Eaton Vance Ohio Municipal Income Fund
o	Eaton Vance Oregon Municipal Income Fund
o	Eaton Vance Pennsylvania Municipal Income Fund
o	Eaton Vance Rhode Island Municipal Income Fund
o	Eaton Vance South Carolina Municipal Income Fund
o	Eaton Vance Tennessee Municipal Income Fund
o	Eaton Vance Virginia Municipal Income Fund

Eaton Vance Municipals Trust II, a series fund consisting of:
o	Eaton Vance Insured Municipal Income Fund
o	Eaton Vance High Yield Municipal Income Fund
o	Eaton Vance Kansas Municipal Income Fund
o	Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund
o	Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund
o	Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund

Eaton Vance Mutual Funds Trust, a series fund consisting of:
o	Eaton Vance AMT-Free Municipal Income Fund
o	Build America Bond Fund
o	Eaton Vance Emerging Markets Local Income Fund
o	Eaton Vance Floating-Rate Fund
o	Eaton Vance Floating-Rate Advantage Fund
o	Eaton Vance Floating-Rate & High Income Fund
o	Eaton Vance Global Dividend Income Fund
o	Eaton Vance Global Macro Absolute Return Fund
o	Eaton Vance Government Obligations Fund
o	Eaton Vance High Income Opportunities Fund
o	Eaton Vance International Equity Fund
o	Eaton Vance International Income Fund
o	Eaton Vance Large Cap Core Research Fund
o	Eaton Vance Low Duration Fund
o	Eaton Vance Money Market Fund
o	Eaton Vance Multi-Strategy Absolute Return Fund
o	Eaton Vance Strategic Income Fund
o	Eaton Vance Structured Emerging Markets Fund
o	Eaton Vance Structured International Equity Fund
o	Eaton Vance Tax Free Reserves
o	Eaton Vance Tax-Managed Equity Asset Allocation Fund
o	Eaton Vance Tax-Managed Global Dividend Income Fund
o	Eaton Vance Tax-Managed Growth Fund 1.1

o	Eaton Vance Tax-Managed Growth Fund 1.2
o	Eaton Vance Tax-Managed International Equity Fund
o	Eaton Vance Tax-Managed Mid-Cap Core Fund
o	Eaton Vance Tax-Managed Multi-Cap Growth Fund
o	Eaton Vance Tax-Managed Small-Cap Fund
o	Eaton Vance Tax-Managed Small-Cap Value Fund
o	Eaton Vance Tax-Managed Value Fund
o	Eaton Vance U.S. Government Money Market Fund

Eaton Vance Series Trust, a series fund consisting of:
o	Eaton Vance Tax-Managed Growth Fund 1.0

Eaton Vance Series Trust II, a series fund consisting of:
o	Eaton Vance Income Fund of Boston
o	Eaton Vance Tax-Managed Emerging Markets Fund

Eaton Vance Special Investment Trust, a series fund consisting of:
o	Eaton Vance Balanced Fund
o	Eaton Vance Commodity Strategy Fund
o	Eaton Vance Dividend Builder Fund
o	Eaton Vance Emerging Markets Fund
o	Eaton Vance Enhanced Equity Option Income Fund
o	Eaton Vance Equity Asset Allocation Fund
o	Eaton Vance Greater India Fund
o	Eaton Vance Investment Grade Income Fund
o	Eaton Vance Large-Cap Growth Fund
o	Eaton Vance Large-Cap Value Fund
o	Eaton Vance Real Estate Fund
o	Eaton Vance Risk-Managed Equity Option Income Fund
o	Eaton Vance Short-Term Real Return Fund
o	Eaton Vance Small-Cap Fund
o	Eaton Vance Small-Cap Value Fund
o	Eaton Vance Special Equities Fund

Eaton Vance Variable Trust, a series fund consisting of:
o	Eaton Vance VT Floating-Rate Income Fund
o	Eaton Vance VT Large-Cap Value Fund
o	Eaton Vance VT Worldwide Health Sciences Fund

Eaton Vance Closed-End Funds
	o	Eaton Vance California Municipal Bond Fund
	o	Eaton Vance California Municipal Bond Fund II
	o	Eaton Vance California Municipal Income Trust
	o	Eaton Vance Enhanced Equity Income Fund
	o	Eaton Vance Enhanced Equity Income Fund II
	o	Eaton Vance Floating-Rate Income Trust
	o	Eaton Vance Limited Duration Income Fund
	o	Eaton Vance Massachusetts Municipal Bond Fund
	o	Eaton Vance Massachusetts Municipal Income Trust
	o	Eaton Vance Michigan Municipal Bond Fund
	o	Eaton Vance Michigan Municipal Income Trust
	o	Eaton Vance Municipal Bond Fund
	o	Eaton Vance Municipal Bond Fund II

o	Eaton Vance Municipal Income Trust
o	Eaton Vance National Municipal Opportunities Trust
o	Eaton Vance New Jersey Municipal Bond Fund
o	Eaton Vance New Jersey Municipal Income Trust
o	Eaton Vance New York Municipal Bond Fund
o	Eaton Vance New York Municipal Bond Fund II
o	Eaton Vance New York Municipal Income Trust
o	Eaton Vance Ohio Municipal Bond Fund
o	Eaton Vance Ohio Municipal Income Trust
o	Eaton Vance Pennsylvania Municipal Bond Fund
o	Eaton Vance Pennsylvania Municipal Income Trust
o	Eaton Vance Risk-Managed Diversified Equity Income Fund
o	Eaton Vance Senior Floating-Rate Trust
o	Eaton Vance Senior Income Trust
o	Eaton Vance Short Duration Diversified Income Fund
o	Eaton Vance Tax-Advantaged Dividend Income Fund
o	Eaton Vance Tax-Advantaged Global Dividend Income Fund
o	Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
o	Eaton Vance Tax-Managed Buy-Write Income Fund
o	Eaton Vance Tax-Managed Buy-Write Opportunities Fund
o	Eaton Vance Tax-Managed Diversified Equity Income Fund
o	Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
o	Eaton Vance Tax-Managed Global Diversified Equity Income Fund
o	Eaton Vance Tax-Advantage Bond and Option Strategies Fund (effective a/o
6.25.10)

Eaton Vance Portfolios
o	Asian Small Companies
o	Boston Income
o	Build America Bond
o	Dividend Builder
o	Emerging Markets Local Income
o	Emerging Markets
o	Floating Rate
o	Focused Growth
o	Global Dividend Income
o	Global Growth
o	Global Macro
o	Global Opportunities
o	Government Obligations
o	Greater China Growth
o	Greater India
o	High Income Opportunities
o	Inflation-Linked Securities Portfolio
o	International Equity
o	International Income
o	Investment Grade Income
o	Investment
o	Large-Cap Core Research
o	Large-Cap Growth
o	Large-Cap Value
o	Multi-Cap Growth
o	Multi-Sector

	o	Senior Debt
	o	Small-Cap
	o	SMID-Cap
	o	Special Equities
	o	Tax-Managed Growth
	o	Tax-Managed International Equity
	o	Tax-Managed Mid-Cap Core
	o	Tax-Managed Multi-Cap Growth
	o	Tax-Managed Small-Cap
	o	Tax-Managed Small Cap Value
	o	Tax-Managed Value
	o	Worldwide Health Sciences

Eaton Vance Fund Cayman Islands Wholly Owned Subsidiaries
o	Eaton Vance CSF Commodity Subsidiary, Ltd. a wholly owned subsidiary of Eaton
Vance Commodity Strategy Fund
o	Eaton Vance DIF Commodity Subsidiary, Ltd. a wholly owned subsidiary of Eaton
Vance Diversified Income Fund
o	Eaton Vance EVG Commodity Subsidiary, Ltd. a wholly owned subsidiary of Eaton
Vance Short Duration Diversified Income Fund
o	Eaton Vance SIF Commodity Subsidiary, Ltd. a wholly owned subsidiary of Eaton
Vance Strategic Income Fund
o	Eaton Vance EMLIP Commodity Subsidiary, Ltd. a wholly owned subsidiary of Eaton
Vance Emerging Markets Local Income Portfolio
o	Eaton Vance GMP Commodity Subsidiary, Ltd. a wholly owned subsidiary of Eaton
Vance Global Macro Portfolio
o	Eaton Vance GOP Commodity Subsidiary, Ltd. a wholly owned subsidiary of Eaton
Vance Global Opportunities Portfolio
o	Eaton Vance IIP Commodity Subsidiary, Ltd. a wholly owned subsidiary of Eaton
Vance International Income Portfolio
o	Eaton Vance MSP Commodity Subsidiary, Ltd. a wholly owned subsidiary of Multi-
Sector Portfolio

Eaton Vance Medallion Funds, Ltd., a series fund consisting of:
o	Eaton Vance International (Cayman Islands) Floating-Rate Income Fund
o	Eaton Vance International (Cayman Islands) Strategic Income Fund
o	Eaton Vance (Cayman Islands) Floating Rate Income Portfolio

Eaton Vance Emerald Funds plc, a series fund consisting of:
o	Eaton Vance International (Ireland) Global Macro Fund (effective a/o 5.6.10)
o	Eaton Vance International (Ireland) PPA Emerging Markets Equity Fund
o	Eaton Vance International (Ireland) U.S. High Yield Bond Fund
o	Eaton Vance International (Ireland) U.S. Research Fund
o	Eaton Vance International (Ireland) U.S. Value Fund
o	Eaton Vance International (Ireland) Worldwide Health Sciences Fund

Eaton Vance Exchange Funds
o	Altavera Capital Fund LLC
o	Belair Capital Fund LLC
o	Belbrook Capital Fund LLC
o	Belcrest Capital Fund LLC
o	Beldore Capital Fund LLC
o	Belmar Capital Fund LLC

o	Belport Capital Fund LLC
o	Belrose Capital Fund LLC
o	Belshire Capital Fund LLC
o	Belterra Capital Fund LLC
o	Belvedere Capital Fund Company LLC
o	Belvedere Equity Fund LLC
o	Belwater Capital Fund LLC
o	Clearfork Capital Fund LLC
o	Clearwood Capital Fund LLC

The U.S. Charitable Gift Trust, a series fund consisting of:
o	Charitable Deferred Retirement Fund - 10 Year Investment Grade
o	Charitable Deferred Retirement Fund - 12 Year High Yield
o	Charitable Deferred Retirement Fund - 12 Year Investment Grade
o	Charitable Deferred Retirement Fund - 20 Year High Yield
o	Donor Advised Fund - Cash Management Fund
o	Donor Advised Fund - Gift Fund Preservation Fund
o	Donor Advised Fund – Growth & Income Fund
o	Donor Advised Fund - Growth Fund
o	Donor Advised Fund - Income Fund
o	Donor Advised Fund – Large Cap Value
o	Pooled Income Fund - Growth & Income Fund
o	Pooled Income Fund - High Yield Fund
o	Pooled Income Fund – Income Fund

Eaton Vance Trust Company Collective Investment Trust for Employee Benefit Plans, a series fund consisting of:
o	Eaton Vance High Yield Fund
o	Eaton Vance High Yield Fund II (effective 8/10)
o	Eaton Vance Investment Grade Income Fund
o	Eaton Vance Large Cap Core Research Fund
o	Eaton Vance Large Cap Growth Fund
o	Eaton Vance Large Value Fund I
o	Eaton Vance Large Value Fund II
o	Eaton Vance Large Value Fund III
o	Eaton Vance Structured Emerging Markets Collective Trust

Eaton Vance Institutional/Private Funds
o	Eaton Vance Cash Collateral Fund, LLC
o	Eaton Vance Cash Free Reserve Fund, LLC
o	Eaton Vance Institutional Senior Loan Fund
o	Eaton Vance Institutional Senior Loan Trust Series I, II, IV, & V
o	Eaton Vance Loan Opportunities Fund, Ltd
o	Eaton Vance Money Market Fund Ltd.
o	Eaton Vance Small Cap Core Fund, LLC
o	Eaton Vance Tax-Managed Multi-Cap Portfolio LLC
o	Eaton Vance Option Absolute Strategy Fund, LLC

Eaton Vance CDO Corporation
o	Eaton Vance CDO, Ltd.
o	Eaton Vance CDO II, Ltd.
o	Eaton Vance CDO VII, Ltd.
o	Eaton Vance CDO VIII, Ltd.

o	Eaton Vance CDO IX, Ltd.
o	Eaton Vance CDO X, Ltd.

Eaton Vance Blue Sky Loan Trust
o	Big Sky II Senior Loan Fund, Ltd.
o	Big Sky III Senior Loan Trust
o	Eaton Vance Variable Leverage Fund Ltd.